6-1162-CPJ-385



Midway Airlines Corporation
2801 Slater Road, Suite 200
Morrisville, NC 27560


Subject:  ******* ******* ******** *** *********** ** ******* ********

Reference:     (a)   Boeing Letter No. 6-1162-CPJ-375, November 1, 1999 Advance
                     Payment Deferral
               (b)   Letter Agreement No. 6-1162-CPJ-316 to Purchase Agreement
                     No. 2235
               (c)   Purchase Agreement No. 2235 (the Purchase Agreement)
                     between The Boeing Company (Boeing) and Midway Airlines
                     Corporation (Customer) relating to Model 737-7BX aircraft
                     (Aircraft)


This Letter Agreement amends, supplements, and is part of the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.   ******** ******* ********
     ------------------------

     Boeing's reference (a) correspondence deferred Customer's November 1, 1999,
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     -------------------------

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* redacted
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Midway Airlines Corporation
6-1162-CPJ-385
Page 2


3.   ******* *** ** ******** ** *****
     *******************************

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     *******************************
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4.   Cross-Default and Utilization of Advance Payments.
     -------------------------------------------------

     Customer is required to make certain advance payments under the Purchase Agreement, as supplemented and amended. In the event of a default by Customer with respect to any Aircraft under the Purchase Agreement, Customer agrees that
(i) such default will be a default with respect to all Aircraft under the Purchase Agreement; and (ii) Boeing may apply any or all of the advance payments held by Boeing against any and all obligations of Customer under the Purchase Agreement. Advance payments made with respect to any undelivered Aircraft need not be applied to amounts owed on such undelivered Aircraft, but may be applied as determined by Boeing at its sole discretion to any amounts owed by Customer under the Purchase Agreement.

* redacted
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Midway Airlines Corporation
6-1162-CPJ-385
Page 3


5.   Confidential Treatment.
     ----------------------

     Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity. Notwithstanding the provisions of Article 9 of AGTA-MID, this Letter Agreement is not assignable in whole or in part.


Very truly yours,

THE BOEING COMPANY



By /s/ Scott S. Massey
   ----------------------

Its        Attorney-In-Fact
    ------                  -----------------

ACCEPTED AND AGREED TO this

Date:  December 15, 1999

MIDWAY AIRLINES CORPORATION



By  /s/ Jonathan S. Waller
  ---------------------------

Its Senior Vice President
    -------------------------
    General Counsel
    ---------------
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     2.2    Unless expressly provided for in this Agreement, the terms and conditions of the Agreement shall apply mutatis mutandis to the Option Aircraft, with the exception Annex A Technical Support as specified in Article 1.2 (Field Service Representative, except as noted in Article 2.0 of this Letter Agreement), Annex A training courses as specified in Article 3.2.4 (flight attendant), Article
            3.2.5 (flight dispatch), Article 3.3.1 (customized maintenance course), Article 3.3.2 (engine run-up) ); the Technical Data identified in Article 4 Attachment A (except for Aircraft specific manuals only), and the courses specified in the following Articles of Letter Agreement No. 005: Article 1.1.2 (flight attendant),
            Article 1.3 (training materials), Article 1.4 (dispatcher training) and Article 2.0 (start up support).

            Furthermore, the following Letter Agreements are also not applicable to the Option Aircraft and are hereby excluded:

                   Letter Agreement No. 002 (Shadow Option Aircraft) *** Letter Agreement No. 006 (Spares)
                   Letter Agreement No. 010 (Performance)
                   Letter Agreement No. 011 (Configuration)


            Furthermore, Letter Agreement No. 003 (Financing), Letter Agreement No 004 (Deposit), and Letter Agreement No. 008 (Maintenance Cost) and Letter Agreement No. 009 (Dispatch Reliability) are applicable as set out therein.

     *** BRAD will issue to Buyer the spares credit memorandum identified in Paragraph 1.0 in Letter Agreement No. 006 in conjunction with the delivery of the Fourteenth (14th) through Twentieth (20th) Firm Aircraft.

     3.0 In the event of the termination of the Agreement, this Letter Agreement shall become automatically null and void.

     4.0 Upon exercise of Buyer's rights to purchase in accordance with this Letter Agreement, the parties shall amend the Agreement or enter into an additional purchase agreement in order to give effect to the purchase of Option Aircraft in accordance with the terms and conditions thereof.

     5.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of BRAD.

                                       4